OppenheimeR CAPITAL INCOME FUND

Supplement dated March 15, 2011 to the

Statement of Additional Information dated December 28, 2010

This supplement amends the Statement of Additional Information of Oppenheimer Capital Income Fund dated December 28, 2010, as follows:

The “Investment Restrictions” section is deleted in its entirety and replaced with the following:

Investment Restrictions

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities, which is defined as the vote of the holders of the lesser of:

•	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or

•	more than 50% of the outstanding shares.

The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of the Fund.

•

The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

•

The Fund cannot invest in physical commodities or physical commodity contracts. However, the Fund can buy and sell hedging instruments that are permitted by any of its other investment policies. The Fund can also buy and sell options, futures and other instruments backed by physical commodities or the investment return from which is linked to changes in the price of physical commodities.

•	The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry.

•

The Fund cannot borrow money in excess of 33-1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowing at all times in the manner set forth in the Investment Company Act.

•	The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidence of indebtedness, and (c) through repurchase agreements.

•

The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).

•

The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

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The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

•

The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. That means the Fund is not required to sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Percentage limits on borrowing and investments in illiquid securities apply on an ongoing basis.

For purposes of the Fund's policy not to concentrate its investments, described above, the Fund has adopted an industry classification that is not a fundamental policy.

March 15, 2011

PX0300.020